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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 10, 2000

                     Residential Asset Funding Corporation.
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             (Exact name of registrant as specified in its charter)


                North Carolina                                 333-81721               56-2064715
    ---------------------------------------------           ----------------       ---------------------
         (State or Other Jurisdiction of                    (Commission File         (I.R.S. Employer
                 Incorporation)                                  Number)            Identification No.)

         301 South College Street, DC-06
            Charlotte, North Carolina                                                    28202-6001
    ---------------------------------------------                                   --------------------
     (Address of Principal Executive Offices)                                            (Zip Code)


     Registrant's telephone number, including area code  (704) 374-4868
                                                        ------------------------

                                    No Change
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          (Former name or former address, if changed since last report)



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


         Item 5.           Other Events


                  In connection with the offering of HLIB Home Equity Loan Trust Series 2000-1, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable


         (b)      Not applicable


         (c)      Exhibit 99.1 - Related Computational Materials (as defined in
                  Item 5 above).



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

                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   RESIDENTIAL ASSET FUNDING
                                   CORPORATION
                                   as Depositor and on behalf of Home Loan Trust 2000-1

                                   Registrant



                                    By: /s/ Shanker Merchant
                                       -------------------------------------
                                        Name:        Shanker Merchant
                                        Title:       Managing Director




Dated:  March 10, 2000




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


                                  EXHIBIT INDEX




Exhibit No.        Description
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99.1               Related Computational Materials (as defined in Item 5 above).